UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300

Houston, Texas, 77084

(Address of principal executive offices, including zip code)

(281) 675-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ROSE	The NASDAQ Capital Market
Class A Common Stock Public Warrants	ROSEW	The NASDAQ Capital Market
Class A Common Stock Public Units	ROSEU	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2019, Rosehill Operating Company, LLC (“Operating”), a subsidiary of Rosehill Resources Inc. (the “Company”), entered into amended and restated employment agreements (the “Amended Agreements”) with each of Craig Owen, Senior Vice President and Chief Financial Officer of the Company, Bryan Freeman, Senior Vice President of Drilling, Completions and Production of the Company, and Brian Ayers, Senior Vice President of Geology of the Company (the “Senior Executives”). The Amended Agreements amend and restate the original employment agreements (the “Original Agreements”), entered into by and between Operating and each of Messrs. Owen, Freeman, and Ayers, dated as of June 5, 2017, April 27, 2017, and April 27, 2017, respectively.

The Amended Agreements are effective as of May 8, 2019 and generally contain terms and conditions that are consistent with the terms and conditions of the Original Agreements, but include enhanced severance entitlements for certain terminations in connection with a Change in Control (as defined in the Amended Agreements), which were not included in the Original Agreements. Specifically, if a Senior Executive’s employment is terminated by Operating without Cause or by the Senior Executive for Good Reason (as such terms are defined in the Amended Agreements) within twelve (12) months following a Change in Control, the applicable Senior Executive will be entitled to receive a lump sum payment equal to eighteen (18) months of their then current base salary.

The foregoing description of the Amended Agreements is a summary, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Amended Agreements, which are filed as Exhibits 10.1, 10.2, and 10.3 to this Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated June 7, 2019, by and between Robert Craig Owen and Rosehill Operating Company, LLC

10.2	Amended and Restated Employment Agreement, dated June 7, 2019, by and between Donald Bryan Freeman and Rosehill Operating Company, LLC

10.3	Amended and Restated Employment Agreement, dated June 7, 2019, by and between Brian Ayers and Rosehill Operating Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: June 12, 2019	By:	/s/ R. Craig Owen
	Name:	R. Craig Owen
	Title:	Senior Vice President and Chief Financial Officer